                                  EXHIBIT 99


                            COMPUTATIONAL MATERIALS

                        Revised Computational Materials

                                    [LOGO]

                         PP&L TRANSITION BONDS 1999-1

                    $2,420,000,000 Fixed Rate Class A Notes

                     NOTE:  REDS ARE CURRENTLY AVAILABLE.
                  WEBSITE AVAILABLE AT:  www.pplresources.com

        BLOOMBERG ROADSHOW:  MSRD ((go)), 2 ((go)), 1 ((go)), 2 ((go))


                        ______________________________
Investor Conference Calls:
            Standard & Poors, Thursday, July 22, 2:30 pm
            Fitch IBCA, Friday, July 23, 11:00 am

    Date              A 1                A 2                A 3                A 4                 A 5                A 6
      8/10/99      293,000,000.00     178,000,000.00     303,000,000.00     201,000,000.00      313,000,000.00     223,000,000.00
     12/25/99      263,315,284.00     178,000,000.00     303,000,000.00     201,000,000.00      313,000,000.00     223,000,000.00
      3/25/00      201,074,523.00     178,000,000.00     303,000,000.00     201,000,000.00      313,000,000.00     223,000,000.00
      6/25/00      140,987,613.00     178,000,000.00     303,000,000.00     201,000,000.00      313,000,000.00     223,000,000.00
      9/25/00       88,690,386.00     178,000,000.00     303,000,000.00     201,000,000.00      313,000,000.00     223,000,000.00
     12/25/00       36,616,412.00     178,000,000.00     303,000,000.00     201,000,000.00      313,000,000.00     223,000,000.00
      3/25/01             -           148,795,346.00     303,000,000.00     201,000,000.00      313,000,000.00     223,000,000.00
      6/25/01                          85,478,334.00     303,000,000.00     201,000,000.00      313,000,000.00     223,000,000.00
      9/25/01                          29,831,440.00     303,000,000.00     201,000,000.00      313,000,000.00     223,000,000.00
     12/25/01                                -           277,308,357.00     201,000,000.00      313,000,000.00     223,000,000.00
      3/25/02                                            209,424,797.00     201,000,000.00      313,000,000.00     223,000,000.00
      6/25/02                                            145,286,566.00     201,000,000.00      313,000,000.00     223,000,000.00
      9/25/02                                             88,534,909.00     201,000,000.00      313,000,000.00     223,000,000.00
     12/25/02                                             31,832,576.00     201,000,000.00      313,000,000.00     223,000,000.00
      3/25/03                                                   -           163,274,080.00      313,000,000.00     223,000,000.00
      6/25/03                                                                96,517,432.00      313,000,000.00     223,000,000.00
      9/25/03                                                                36,944,118.00      313,000,000.00     223,000,000.00
     12/25/03                                                                      -            290,339,977.00     223,000,000.00
      3/25/04                                                                                   218,538,788.00     223,000,000.00
      6/25/04                                                                                   149,923,675.00     223,000,000.00
      9/25/04                                                                                    88,234,499.00     223,000,000.00
     12/25/04                                                                                    26,437,199.00     223,000,000.00
      3/25/05                                                                                          -           176,722,080.00
      6/25/05                                                                                                      107,969,661.00
      9/25/05                                                                                                       45,728,103.00
     12/25/05                                                                                                             -
      3/25/06
      6/25/06
      9/25/06
     12/25/06
      3/25/07
      6/25/07
      9/25/07
     12/25/07
      3/25/08
      6/25/08
      9/25/08
     12/25/08

    Date                 A 7                A 8
      8/10/99         455,000,000.00     454,000,000.00
     12/25/99         455,000,000.00     454,000,000.00
      3/25/00         455,000,000.00     454,000,000.00
      6/25/00         455,000,000.00     454,000,000.00
      9/25/00         455,000,000.00     454,000,000.00
     12/25/00         455,000,000.00     454,000,000.00
      3/25/01         455,000,000.00     454,000,000.00
      6/25/01         455,000,000.00     454,000,000.00
      9/25/01         455,000,000.00     454,000,000.00
     12/25/01         455,000,000.00     454,000,000.00
      3/25/02         455,000,000.00     454,000,000.00
      6/25/02         455,000,000.00     454,000,000.00
      9/25/02         455,000,000.00     454,000,000.00
     12/25/02         455,000,000.00     454,000,000.00
      3/25/03         455,000,000.00     454,000,000.00
      6/25/03         455,000,000.00     454,000,000.00
      9/25/03         455,000,000.00     454,000,000.00
     12/25/03         455,000,000.00     454,000,000.00
      3/25/04         455,000,000.00     454,000,000.00
      6/25/04         455,000,000.00     454,000,000.00
      9/25/04         455,000,000.00     454,000,000.00
     12/25/04         455,000,000.00     454,000,000.00
      3/25/05         455,000,000.00     454,000,000.00
      6/25/05         455,000,000.00     454,000,000.00
      9/25/05         455,000,000.00     454,000,000.00
     12/25/05         438,304,028.00     454,000,000.00
      3/25/06         362,494,702.00     454,000,000.00
      6/25/06         287,665,428.00     454,000,000.00
      9/25/06         219,322,507.00     454,000,000.00
     12/25/06         150,687,290.00     454,000,000.00
      3/25/07          70,515,210.00     454,000,000.00
      6/25/07                -           447,302,056.00
      9/25/07                            376,326,600.00
     12/25/07                            304,969,223.00
      3/25/08                            223,215,871.00
      6/25/08                            145,058,241.00
      9/25/08                             72,753,715.00
     12/25/08                                   -


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of the these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                                                                        MORGAN STANLEY DEAN WITTER
------------------------------------------------------------------------------------------------------------------------------------
07/29/1999 18:28:41 CARVE Version 326.0  /u/janssen/carve/Utility/PPL/pricing/PPL_priced_No_Excellink.carve
PP&L PP&L Stranded Cost/Rate Reduction Bonds - ADDITIONAL COMPUTATIONAL MATERIAL Series 1999-1 Class A1
------------------------------------------------------------------------------------------------------------------------------------
Class               A1                     Cusip                N/A               Dated Date          08/10/1999
Delay               0                      First Payment Date   12/25/1999        Factor              1.00000000
Payment Freq        Quarterly              Next Payment Date    12/25/1999        Current Balance     293,000,000.00
Yield Day Count     30/360                 Settlement Date      08/10/1999        Coupon              6.08000
Yield Freq          SemiAnnual             Interest Freq        Quarterly         Market Desc         AAA
Yield Table Date    07/29/1999

Original Balance    293,000,000.00 (size)
Lead Manager        Morgan Stanley Dean Witter
Orig Deal Size      1.00
Num of Tranches     12
Deal Age            0

Trigger                   _optionalCall NO
                          _histLookup NO
                          _trigger1 NO
----------------------------------------------------------------------
Price                     Yield              Price      Yield
                   98/16              7.7254  100/02   6.0511
                   98/18              7.6576  100/04   5.9851
                   98/20              7.5899  100/06   5.9191
                   98/22              7.5222  100/08   5.8532
                   98/24              7.4546  100/10   5.7873
                   98/26              7.3870  100/12   5.7215
                   98/28              7.3196  100/14   5.6558
                   98/30              7.2522  100/16   5.5901
                   99/00              7.1848  100/18   5.5246
                   99/02              7.1176  100/20   5.4591
                   99/04              7.0504  100/22   5.3936
                   99/06              6.9833  100/24   5.3282
                   99/08              6.9163  100/26   5.2629
                   99/10              6.8493  100/28   5.1977
                   99/12              6.7824  100/30   5.1325
                   99/14              6.7156  101/00   5.0674
                   99/16              6.6488  101/02   5.0024
                   99/18              6.5821  101/04   4.9374
                   99/20              6.5155  101/06   4.8725
                   99/22              6.4490  101/08   4.8076
                   99/24              6.3825  101/10   4.7429
                   99/26              6.3161  101/12   4.6782
                   99/28              6.2497  101/14   4.6135
                   99/30              6.1835  101/16   4.5490
                  100/00              6.1173
----------------------------------------------------------------------
Average Life                          0.9985
First Prin                        12/25/1999
Last Prin                         03/25/2001
Payment Window                            16
Accrual Factor                        0.0000
Mod Duration @ 100/00                 0.9446

                                                                     Page 1 of 8
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of the these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                                                                        MORGAN STANLEY DEAN WITTER
------------------------------------------------------------------------------------------------------------------------------------
07/29/1999 18:28:41 CARVE Version 326.0  /u/janssen/carve/Utility/PPL/pricing/PPL_priced_No_Excellink.carve
PP&L PP&L Stranded Cost/Rate Reduction Bonds - ADDITIONAL COMPUTATIONAL MATERIAL Series 1999-1 Class A2
------------------------------------------------------------------------------------------------------------------------------------
Class               A2                     Cusip                N/A               Dated Date          08/10/1999
Delay               0                      First Payment Date   12/25/1999        Factor              1.00000000
Payment Freq        Quarterly              Next Payment Date    12/25/1999        Current Balance     178,000,000.00
Yield Day Count     30/360                 Settlement Date      08/10/1999        Coupon              6.41000
Yield Freq          SemiAnnual             Interest Freq        Quarterly         Market Desc         AAA
Yield Table Date    07/29/1999

Original Balance    178,000,000.00
Lead Manager        Morgan Stanley Dean Witter
Orig Deal Size      1.00
Num of Tranches     12
Deal Age            0

Trigger                   _optionalCall NO
                          _histLookup NO
                          _trigger1 NO
-----------------------------------------------------------------
Price                     Yield              Price     Yield
                   98/16              7.2839  100/02   6.4221
                   98/18              7.2491  100/04   6.3880
                   98/20              7.2143  100/06   6.3539
                   98/22              7.1796  100/08   6.3199
                   98/24              7.1448  100/10   6.2859
                   98/26              7.1101  100/12   6.2519
                   98/28              7.0755  100/14   6.2179
                   98/30              7.0408  100/16   6.1840
                   99/00              7.0062  100/18   6.1500
                   99/02              6.9716  100/20   6.1162
                   99/04              6.9371  100/22   6.0823
                   99/06              6.9025  100/24   6.0485
                   99/08              6.8680  100/26   6.0147
                   99/10              6.8336  100/28   5.9809
                   99/12              6.7991  100/30   5.9472
                   99/14              6.7647  101/00   5.9134
                   99/16              6.7303  101/02   5.8798
                   99/18              6.6960  101/04   5.8461
                   99/20              6.6616  101/06   5.8125
                   99/22              6.6273  101/08   5.7788
                   99/24              6.5930  101/10   5.7453
                   99/26              6.5588  101/12   5.7117
                   99/28              6.5246  101/14   5.6782
                   99/30              6.4904  101/16   5.6447
                  100/00              6.4562
-----------------------------------------------------------------
Average Life                          1.9959
First Prin                        03/25/2001
Last Prin                         12/25/2001
Payment Window                            10
Accrual Factor                        0.0000
Mod Duration @ 100/00                 1.8303

                                                                     Page 2 of 8
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of the these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                                                                        MORGAN STANLEY DEAN WITTER
------------------------------------------------------------------------------------------------------------------------------------
07/29/1999 18:28:41 CARVE Version 326.0  /u/janssen/carve/Utility/PPL/pricing/PPL_priced_No_Excellink.carve
PP&L PP&L Stranded Cost/Rate Reduction Bonds - ADDITIONAL COMPUTATIONAL MATERIAL Series 1999-1 Class A3
------------------------------------------------------------------------------------------------------------------------------------
Class               A3                     Cusip                N/A               Dated Date          08/10/1999
Delay               0                      First Payment Date   12/25/1999        Factor              1.00000000
Payment Freq        Quarterly              Next Payment Date    12/25/1999        Current Balance     303,000,000.00
Yield Day Count     30/360                 Settlement Date      08/10/1999        Coupon              6.60000
Yield Freq          SemiAnnual             Interest Freq        Quarterly         Market Desc         AAA
Yield Table Date    07/29/1999

Original Balance    303,000,000.00
Lead Manager        Morgan Stanley Dean Witter
Orig Deal Size      1.00
Num of Tranches     12
Deal Age            0

Trigger                   _optionalCall NO
                          _histLookup NO
                          _trigger1 NO
-----------------------------------------------------------------
Price                     Yield              Price     Yield
                   98/16              7.2216  100/02   6.6272
                   98/18              7.1976  100/04   6.6036
                   98/20              7.1736  100/06   6.5801
                   98/22              7.1496  100/08   6.5566
                   98/24              7.1257  100/10   6.5331
                   98/26              7.1018  100/12   6.5097
                   98/28              7.0779  100/14   6.4862
                   98/30              7.0540  100/16   6.4628
                   99/00              7.0301  100/18   6.4394
                   99/02              7.0062  100/20   6.4160
                   99/04              6.9824  100/22   6.3926
                   99/06              6.9586  100/24   6.3693
                   99/08              6.9348  100/26   6.3459
                   99/10              6.9110  100/28   6.3226
                   99/12              6.8873  100/30   6.2993
                   99/14              6.8635  101/00   6.2760
                   99/16              6.8398  101/02   6.2528
                   99/18              6.8161  101/04   6.2295
                   99/20              6.7924  101/06   6.2063
                   99/22              6.7687  101/08   6.1831
                   99/24              6.7451  101/10   6.1599
                   99/26              6.7215  101/12   6.1367
                   99/28              6.6979  101/14   6.1136
                   99/30              6.6743  101/16   6.0905
                  100/00              6.6507
-----------------------------------------------------------------
Average Life                          2.9958
First Prin                        12/25/2001
Last Prin                         03/25/2003
Payment Window                            16
Accrual Factor                        0.0000
Mod Duration @ 100/00                 2.6525

                                                                     Page 3 of 8
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of the these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                                                                        MORGAN STANLEY DEAN WITTER
------------------------------------------------------------------------------------------------------------------------------------
07/29/1999 18:28:41 CARVE Version 326.0  /u/janssen/carve/Utility/PPL/pricing/PPL_priced_No_Excellink.carve
PP&L PP&L Stranded Cost/Rate Reduction Bonds - ADDITIONAL COMPUTATIONAL MATERIAL Series 1999-1 Class A4
------------------------------------------------------------------------------------------------------------------------------------
Class               A4                     Cusip                N/A               Dated Date          08/10/1999
Delay               0                      First Payment Date   12/25/1999        Factor              1.00000000
Payment Freq        Quarterly              Next Payment Date    12/25/1999        Current Balance     201,000,000.00
Yield Day Count     30/360                 Settlement Date      08/10/1999        Coupon              6.72000
Yield Freq          SemiAnnual             Interest Freq        Quarterly         Market Desc         AAA
Yield Table Date    07/29/1999

Original Balance    201,000,000.00
Lead Manager        Morgan Stanley Dean Witter
Orig Deal Size      1.00
Num of Tranches     12
Deal Age            0

Trigger                   _optionalCall NO
                          _histLookup NO
                          _trigger1 NO
-----------------------------------------------------------------
Price                     Yield              Price     Yield
                   98/16              7.2160  100/02   6.7552
                   98/18              7.1974  100/04   6.7369
                   98/20              7.1788  100/06   6.7187
                   98/22              7.1603  100/08   6.7005
                   98/24              7.1417  100/10   6.6823
                   98/26              7.1232  100/12   6.6641
                   98/28              7.1046  100/14   6.6459
                   98/30              7.0861  100/16   6.6277
                   99/00              7.0676  100/18   6.6096
                   99/02              7.0491  100/20   6.5914
                   99/04              7.0306  100/22   6.5733
                   99/06              7.0122  100/24   6.5552
                   99/08              6.9937  100/26   6.5371
                   99/10              6.9753  100/28   6.5190
                   99/12              6.9569  100/30   6.5009
                   99/14              6.9385  101/00   6.4829
                   99/16              6.9201  101/02   6.4648
                   99/18              6.9017  101/04   6.4468
                   99/20              6.8833  101/06   6.4288
                   99/22              6.8650  101/08   6.4108
                   99/24              6.8466  101/10   6.3928
                   99/26              6.8283  101/12   6.3748
                   99/28              6.8100  101/14   6.3568
                   99/30              6.7917  101/16   6.3389
                  100/00              6.7734
-----------------------------------------------------------------
Average Life                          3.9941
First Prin                        03/25/2003
Last Prin                         12/25/2003
Payment Window                            10
Accrual Factor                        0.0000
Mod Duration @ 100/00                 3.4205

                                                                     Page 4 of 8
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of the these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                                                                        MORGAN STANLEY DEAN WITTER
------------------------------------------------------------------------------------------------------------------------------------
07/29/1999 18:28:41 CARVE Version 326.0  /u/janssen/carve/Utility/PPL/pricing/PPL_priced_No_Excellink.carve
PP&L PP&L Stranded Cost/Rate Reduction Bonds - ADDITIONAL COMPUTATIONAL MATERIAL Series 1999-1 Class A5
------------------------------------------------------------------------------------------------------------------------------------
Class               A5                     Cusip                N/A               Dated Date          08/10/1999
Delay               0                      First Payment Date   12/25/1999        Factor              1.00000000
Payment Freq        Quarterly              Next Payment Date    12/25/1999        Current Balance     313,000,000.00
Yield Day Count     30/360                 Settlement Date      08/10/1999        Coupon              6.83000
Yield Freq          SemiAnnual             Interest Freq        Quarterly         Market Desc         AAA
Yield Table Date    07/29/1999

Original Balance    313,000,000.00
Lead Manager        Morgan Stanley Dean Witter
Orig Deal Size      1.00
Num of Tranches     12
Deal Age            0

Trigger                   _optionalCall NO
                          _histLookup NO
                          _trigger1 NO
-----------------------------------------------------------------
Price                     Yield              Price     Yield
                   98/16              7.2524  100/02   6.8706
                   98/18              7.2370  100/04   6.8555
                   98/20              7.2216  100/06   6.8404
                   98/22              7.2062  100/08   6.8253
                   98/24              7.1908  100/10   6.8102
                   98/26              7.1754  100/12   6.7951
                   98/28              7.1601  100/14   6.7801
                   98/30              7.1447  100/16   6.7650
                   99/00              7.1294  100/18   6.7500
                   99/02              7.1141  100/20   6.7349
                   99/04              7.0988  100/22   6.7199
                   99/06              7.0835  100/24   6.7049
                   99/08              7.0682  100/26   6.6899
                   99/10              7.0529  100/28   6.6750
                   99/12              7.0377  100/30   6.6600
                   99/14              7.0224  101/00   6.6450
                   99/16              7.0072  101/02   6.6301
                   99/18              6.9920  101/04   6.6151
                   99/20              6.9768  101/06   6.6002
                   99/22              6.9616  101/08   6.5853
                   99/24              6.9464  101/10   6.5704
                   99/26              6.9312  101/12   6.5555
                   99/28              6.9160  101/14   6.5406
                   99/30              6.9009  101/16   6.5258
                  100/00              6.8857
-----------------------------------------------------------------
Average Life                          4.9928
First Prin                        12/25/2003
Last Prin                         03/25/2005
Payment Window                            16
Accrual Factor                        0.0000
Mod Duration @ 100/00                 4.1290

                                                                     Page 5 of 8
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of the these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                                                                        MORGAN STANLEY DEAN WITTER
------------------------------------------------------------------------------------------------------------------------------------
07/29/1999 18:28:41 CARVE Version 326.0  /u/janssen/carve/Utility/PPL/pricing/PPL_priced_No_Excellink.carve
PP&L PP&L Stranded Cost/Rate Reduction Bonds - ADDITIONAL COMPUTATIONAL MATERIAL Series 1999-1 Class A6
------------------------------------------------------------------------------------------------------------------------------------
Class               A6                     Cusip                N/A               Dated Date          08/10/1999
Delay               0                      First Payment Date   12/25/1999        Factor              1.00000000
Payment Freq        Quarterly              Next Payment Date    12/25/1999        Current Balance     223,000,000.00
Yield Day Count     30/360                 Settlement Date      08/10/1999        Coupon              6.96000
Yield Freq          SemiAnnual             Interest Freq        Quarterly         Market Desc         AAA
Yield Table Date    07/29/1999

Original Balance    223,000,000.00
Lead Manager        Morgan Stanley Dean Witter
Orig Deal Size      1.00
Num of Tranches     12
Deal Age            0

Trigger                   _optionalCall NO
                          _histLookup NO
                          _trigger1 NO
-----------------------------------------------------------------
Price                     Yield              Price     Yield
                   98/16              7.3346  100/02   7.0052
                   98/18              7.3213  100/04   6.9921
                   98/20              7.3080  100/06   6.9791
                   98/22              7.2948  100/08   6.9661
                   98/24              7.2815  100/10   6.9531
                   98/26              7.2682  100/12   6.9401
                   98/28              7.2550  100/14   6.9271
                   98/30              7.2417  100/16   6.9141
                   99/00              7.2285  100/18   6.9011
                   99/02              7.2153  100/20   6.8881
                   99/04              7.2021  100/22   6.8752
                   99/06              7.1889  100/24   6.8622
                   99/08              7.1757  100/26   6.8493
                   99/10              7.1625  100/28   6.8364
                   99/12              7.1494  100/30   6.8234
                   99/14              7.1362  101/00   6.8105
                   99/16              7.1231  101/02   6.7976
                   99/18              7.1099  101/04   6.7848
                   99/20              7.0968  101/06   6.7719
                   99/22              7.0837  101/08   6.7590
                   99/24              7.0706  101/10   6.7462
                   99/26              7.0575  101/12   6.7333
                   99/28              7.0444  101/14   6.7205
                   99/30              7.0313  101/16   6.7076
                  100/00              7.0182
-----------------------------------------------------------------
Average Life                          5.9954
First Prin                        03/25/2005
Last Prin                         12/25/2005
Payment Window                            10
Accrual Factor                        0.0000
Mod Duration @ 100/00                 4.7852

                                                                     Page 6 of 8
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of the these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                                                                        MORGAN STANLEY DEAN WITTER
------------------------------------------------------------------------------------------------------------------------------------
07/29/1999 18:28:41 CARVE Version 326.0  /u/janssen/carve/Utility/PPL/pricing/PPL_priced_No_Excellink.carve
PP&L PP&L Stranded Cost/Rate Reduction Bonds - ADDITIONAL COMPUTATIONAL MATERIAL Series 1999-1 Class A7
------------------------------------------------------------------------------------------------------------------------------------
Class               A7                     Cusip                N/A               Dated Date          08/10/1999
Delay               0                      First Payment Date   12/25/1999        Factor              1.00000000
Payment Freq        Quarterly              Next Payment Date    12/25/1999        Current Balance     455,000,000.00
Yield Day Count     30/360                 Settlement Date      08/10/1999        Coupon              7.05000
Yield Freq          SemiAnnual             Interest Freq        Quarterly         Market Desc         AAA
Yield Table Date    07/29/1999

Original Balance    455,000,000.00
Lead Manager        Morgan Stanley Dean Witter
Orig Deal Size      1.00
Num of Tranches     12
Deal Age            0

Trigger                   _optionalCall NO
                          _histLookup NO
                          _trigger1 NO
-----------------------------------------------------------------
Price                     Yield              Price     Yield
                   98/16              7.3845  100/02   7.0988
                   98/18              7.3729  100/04   7.0874
                   98/20              7.3614  100/06   7.0761
                   98/22              7.3499  100/08   7.0648
                   98/24              7.3384  100/10   7.0536
                   98/26              7.3269  100/12   7.0423
                   98/28              7.3154  100/14   7.0310
                   98/30              7.3039  100/16   7.0198
                   99/00              7.2924  100/18   7.0085
                   99/02              7.2810  100/20   6.9973
                   99/04              7.2695  100/22   6.9860
                   99/06              7.2581  100/24   6.9748
                   99/08              7.2466  100/26   6.9636
                   99/10              7.2352  100/28   6.9524
                   99/12              7.2238  100/30   6.9412
                   99/14              7.2124  101/00   6.9300
                   99/16              7.2010  101/02   6.9188
                   99/18              7.1896  101/04   6.9076
                   99/20              7.1782  101/06   6.8965
                   99/22              7.1668  101/08   6.8853
                   99/24              7.1555  101/10   6.8742
                   99/26              7.1441  101/12   6.8630
                   99/28              7.1327  101/14   6.8519
                   99/30              7.1214  101/16   6.8408
                  100/00              7.1101
-----------------------------------------------------------------
Average Life                          7.2151
First Prin                        12/25/2005
Last Prin                         06/25/2007
Payment Window                            19
Accrual Factor                        0.0000
Mod Duration @ 100/00                 5.5183

                                                                     Page 7 of 8
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of the these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                                                                        MORGAN STANLEY DEAN WITTER
------------------------------------------------------------------------------------------------------------------------------------
07/29/1999 18:28:41 CARVE Version 326.0  /u/janssen/carve/Utility/PPL/pricing/PPL_priced_No_Excellink.carve
PP&L PP&L Stranded Cost/Rate Reduction Bonds - ADDITIONAL COMPUTATIONAL MATERIAL Series 1999-1 Class A8
------------------------------------------------------------------------------------------------------------------------------------
Class               A8                     Cusip                N/A               Dated Date          08/10/1999
Delay               0                      First Payment Date   12/25/1999        Factor              1.00000000
Payment Freq        Quarterly              Next Payment Date    12/25/1999        Current Balance     454,000,000.00
Yield Day Count     30/360                 Settlement Date      08/10/1999        Coupon              7.15000
Yield Freq          SemiAnnual             Interest Freq        Quarterly         Market Desc         AAA
Yield Table Date    07/29/1999

Original Balance    454,000,000.00
Lead Manager        Morgan Stanley Dean Witter
Orig Deal Size      1.00
Num of Tranches     12
Deal Age            0

Trigger                   _optionalCall NO
                          _histLookup NO
                          _trigger1 NO
-----------------------------------------------------------------
Price                     Yield              Price     Yield
                   98/16              7.4508  100/02   7.2022
                   98/18              7.4408  100/04   7.1924
                   98/20              7.4308  100/06   7.1825
                   98/22              7.4207  100/08   7.1727
                   98/24              7.4107  100/10   7.1629
                   98/26              7.4007  100/12   7.1531
                   98/28              7.3907  100/14   7.1433
                   98/30              7.3807  100/16   7.1335
                   99/00              7.3707  100/18   7.1237
                   99/02              7.3608  100/20   7.1139
                   99/04              7.3508  100/22   7.1042
                   99/06              7.3408  100/24   7.0944
                   99/08              7.3309  100/26   7.0846
                   99/10              7.3209  100/28   7.0749
                   99/12              7.3110  100/30   7.0651
                   99/14              7.3011  101/00   7.0554
                   99/16              7.2911  101/02   7.0457
                   99/18              7.2812  101/04   7.0360
                   99/20              7.2713  101/06   7.0263
                   99/22              7.2614  101/08   7.0166
                   99/24              7.2515  101/10   7.0069
                   99/26              7.2417  101/12   6.9972
                   99/28              7.2318  101/14   6.9875
                   99/30              7.2219  101/16   6.9778
                  100/00              7.2121
-----------------------------------------------------------------
Average Life                          8.7393
First Prin                        06/25/2007
Last Prin                         12/25/2008
Payment Window                            19
Accrual Factor                        0.0000
Mod Duration @ 100/00                 6.3430

                                                                     Page 8 of 8
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by PP&L, Inc. with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of the these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE
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